                                                                      ----

                                                                      LOGO

                                                                      ----

     Pioneer
     Interest Shares

                               ANNUAL REPORT 12/31/96

  Table of Contents
----------------------------------------------------------------

Letter from the Chairman                                        1

Portfolio Summary                                               2

Performance Update                                              3

Portfolio Management Discussion                                 4

Schedule of Investments                                         7

Financial Statements                                           10

Notes to Financial Statements                                  14

Report of Independent Public Accountants                       17

Tax Treatment of Distributions                                 18

Trustees' Fees and Share Ownership                             19

Results of Shareowner Meeting                                  20

Trustees, Officers and Service Providers                       21

   Pioneer Interest Shares
------------------------------------------

  LETTER FROM THE CHAIRMAN 12/31/96

  Dear Shareowner,
----------------------------------------------------------------

  Welcome to this annual report on Pioneer Interest Shares, covering the year ended December 31, 1996. I wish to welcome those of you who are new to the Fund, and to thank continuing shareowners for casting your votes at the Fund's annual shareowner meeting in June. (We've provided detailed voting results on page 20.)

  Flexibility was the key to Pioneer Interest Shares' success, since your Fund's investment team has the ability to invest in a wide spectrum of bonds. Without question, investors willing to venture into lower-quality bonds were rewarded in 1996, as "junk" issues were the best-performing segment of the bond market. High-quality issues, particularly U.S. government securities, were far less popular with investors focused solely on near-term results.

  No one can predict with any accuracy when investor psychology will shift so that today's "good" investment suddenly looks "bad," or vice versa. Even so, the backdrop for bonds currently is favorable again, with interest rates moving down and inflation holding at low levels. However, the benefits of a flexible yet disciplined investment style should be even more apparent if financial markets run into difficulty. In all, we think Pioneer Interest Shares is positioned well to profit from a strong bond market, and its diversity and attractive income stream should help buffer the Fund if 1997 turns out to be a difficult year for bonds.

  Thank you for your continued support.

  Respectfully,
  /s/John F. Cogan, Jr.

  John F. Cogan, Jr.,
  Chairman and President

   Pioneer Interest Shares
------------------------------------------

  PORTFOLIO SUMMARY 12/31/96

  Portfolio Quality
----------------------------------------------------------------

  (As a percentage of total investment portfolio)

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pioneer Interest Shares
Portfolio Quality
U.S. Treasury/Agency             1%
AAA*                            11%
AA                               5%
A                               16%
BBB                             50%
BB                              13%
B                                4%

  *Includes 1% commercial paper

  Portfolio Maturity
----------------------------------------------------------------

  (Effective life as a percentage of total investment portfolio)

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pioneer Interest Shares
Portfolio Maturity
0-2 years                       22%
2-5 years                       30%
5-7 years                       13%
7-10 years                       6%
10-20 years                     15%
20+ years                       14%

  10 Largest Holdings
----------------------------------------------------------------

  (As a percentage of long-term holdings)

        ---------------------------------------------------------------------
 1. Rural Electric Cooperative (Deseret), 10.11%, 2017                5.70%
 2. USX Corp., 9.375%, 2012                                           4.48
        ---------------------------------------------------------------------
 3. Hydro-Quebec, 9.75%, 2018                                         4.70
 4. BP America, Inc., 10.0%, 2018                                     4.59
        ---------------------------------------------------------------------
 5. Big Rivers Electric Cooperative, 10.7%, 2017                      4.56
 6. News America Holdings, Inc., 10.125%, 2012                        3.62
        ---------------------------------------------------------------------
 7. Georgia Pacific Corp., 9.875%, 2021                               3.53
 8. NorAm Energy Corp., 10.0%, 2019                                   3.52
        ---------------------------------------------------------------------
 9. Delta Air Lines, Inc., 9.20%, 2014                                3.49
10. Time Warner, Inc., 9.15%, 2023                                    3.42

   Fund holdings will vary for other periods.
2

   Pioneer Interest Shares
------------------------------------------

  PERFORMANCE UPDATE 12/31/96

  Share Prices and Distributions
----------------------------------------------------------------

Net Asset Value
per Share                 12/31/96    12/31/95
                          $13.40      $13.67
Market Price
per Share                 $12.875     $13.500

Distributions per Share   Income      Short-Term     Long-Term
(12/31/95-12/31/96)       Dividends   Capital Gains  Capital Gains
                          $1.05             -              -

  Investment Returns
----------------------------------------------------------------

  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

 -
  Average Annual Total
 Returns*
  (As of December 31, 1996)

              Net
             Asset     Market
   Period    Value     Price
   10 Years   8.76%     6.55%
   5 Years    7.35      6.34
   1 Year     6.15      3.27
  ----------------------------

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  Lehman Brothers
             Pioneer Interest    Government/Corporate
                      Shares*              Bond Index
12/31/86                10000                  10,000
12/31/87                 9366                  10,230
12/31/88                10005                  11,007
12/31/89                11169                  12,574
12/31/90                11278                  13,614
12/31/91                13868                  15,806
12/31/92                15566                  17,004
12/31/93                15822                  18,884
12/31/94                14637                  18,221
12/31/95                18263                  21,729
12/31/96                18861                  22,356

  The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Pioneer Interest Shares
------------------------------------------

  PORTFOLIO MANAGEMENT DISCUSSION 12/31/96

  Dear Shareowner,
----------------------------------------------------------------

  We are pleased to update you on Pioneer Interest Shares' progress over the year ended December 31, 1996. The bond market, coming off a strong year in 1995, faltered in early 1996 and then regained some ground as the year progressed. Volatility increased as investors were alternately pleased and disheartened by expectations for economic growth and inflation. Even in this fast-changing environment, the Fund provided an attractive level of current income by investing primarily in investment-grade bonds (those securities rated BBB or better by Standard & Poor's Corp. or Moody's Investors Service). Importantly, shareowners enjoyed a solid, positive total return for the year.

  Fast-Changing, Emotional Bond Market

  Financial markets overall ended higher on December 31 than where they stood when we last reported to you on June 30. Volatility was an issue throughout the year, and some significant price swings were recorded by both stocks and bonds - particularly during February, July and December. The declines in December primarily stemmed from investors' unfavorable reaction to Federal Reserve Chairman Greenspan's comments on the stock market's "irrational exuberance," and the implied potential for an increase in interest rates.

  In fact, most of the volatility we witnessed in 1996 was the result of perceptions and emotions. Many investors tried to anticipate the Federal Reserve's attitude about the economy, or whether it would raise or lower short-term interest rates. As it turned out, the Fed made no changes to interest rates after it reduced short-term rates by 0.25% on January 31, 1996. Reflecting the up-and-down pattern of the year, the yield on the benchmark 30-year Treasury bond was 6.64% on December 31, 1996, versus 5.95% one year earlier, after having hit a high for the period of 7.19% on July 5, 1996.

  Your Fund's market price is another reflection of investor perceptions. Because your Fund is a "closed end" fund, the actual value of the securities it owns - its net asset value, or NAV - may be more or less

  Pioneer Interest Shares

------------------------------------------
  than is reflected in the market price of Fund shares on any given trading day. At the end of the year, the Fund's NAV was $13.40 per share and its market value was $12.875. In other words, the Fund was trading at a 3.9% "discount" compared to the value of the securities in the Fund's portfolio. At year-end, the Fund provided a yield of 7.46% based on market price and 7.16% based on net asset value.

  Flexible Investment Strategy

  While Treasury and other high-quality investments proved rewarding, they did not match the performance of many lower-quality securities. With the economy doing well and stock prices on the rise, many investors became more aggressive, selecting lower-quality bonds. Because your Fund's portfolio is flexible, it participated in this trend with about 20% of the portfolio allocated to bonds rated below investment-grade. Make no mistake, however. We do not "chase yield." Rather, we look at a bond's ability to contribute to the Fund's total return, and we are very demanding when evaluating potential reward against potential risk. As a result, the bulk of the Fund's "high-yield" bonds are rated BB, and the average quality rating of the securities in the portfolio is BBB.

  Industrial issues stayed the most prominent within the portfolio's corporate holdings, although we kept the Fund diversified across a variety of sectors. We also mixed well-known, proven companies such as CATERPILLAR with those we viewed as candidates for a ratings upgrade. Names in the latter category include FREEPORT MCMORAN and VIACOM. When possible, we added "non-callable" bonds to the portfolio that cannot be redeemed, or "called," early by their issuers. Non-callable bonds help us manage the Fund's income stream and lock in the potential for gains when interest rates are falling.

  We adjusted the portfolio, trying to turn the volatility in bond prices to the Fund's advantage. We continued to favor issues in the two-to-five year range (currently 30% of the portfolio) since they generated more income than their shorter-term counterparts, while still contributing to overall price stability. Securities with fewer than five years to maturity comprised 52% of the portfolio at the end of 1996, up from 43% a year ago. Periodically, we used Treasury securities as a parking place for

  Pioneer Interest Shares
------------------------------------------

  PORTFOLIO MANAGEMENT DISCUSSION 12/31/96  (CONTINUED)

  money earmarked for corporate bonds, a strategy that provided income and the opportunity to take advantage of short-term price declines. The Fund's duration (which reflects the sensitivity of bond prices to changes in interest rates) decreased slightly over the year to 5.06 years, reflecting our conservative outlook for the bond market.

  Moving Forward

  As we look into 1997, we are encouraged by factors that affect bond investing. Namely, we believe inflation will remain tame since signs of an accelerated economy are, in our view, simply not apparent. The economy has shown sustainable and good growth, without "over-heating" - an important difference. The budget deficit is improving, and there are ongoing efforts to achieve a balanced federal budget. We also expect that investors - especially those who asset allocate - may look to rebalance their portfolios with more bond investments, given the appreciation that stocks experienced during the past year.

  As more investors realize the actual state of the economy and inflation, they may become less emotional, which could help lower the volatility we saw in the bond market in 1996. Of course, whatever factors come into play, our primary focus for your Fund remains unchanged: we will utilize the Fund's flexibility in our pursuit of a steady stream of income. It is times like these when many investors must summon the discipline to take a long-term view. We already believe it is the best way to overcome volatility and pursue financial goals.

  Respectfully,
  /s/ Sherman B. Russ

  Sherman B. Russ,
  Portfolio Manager

   Pioneer Interest Shares
------------------------------------------

  SCHEDULE OF INVESTMENTS 12/31/96

             S&P/Moody's
 Principal   Ratings
 Amount      (unaudited)                                                           Value
                           INVESTMENT IN SECURITIES - 98.9%
                           Industrials - 70.1%
 $2,000,000  BB+/Baa3      AMR Corp., 9.88%, 2020                            $ 2,458,440
  2,000,000  BBB-/Baa3     Boise Cascade Corp., 9.9%, 2000                     2,127,380
  2,000,000  BBB/Baa1      Bowater, Inc., 9.375%, 2021                         2,390,880
  4,000,000  AA/Aa2        BP America, Inc., 10.0%, 2018                       4,363,480
  2,000,000  A/A2          Caterpillar, Inc., 9.75%, 2019                      2,191,820
  2,000,000  A-/A3         Chrysler Corp., 10.95%, 2017                        2,156,080
  3,000,000  BBB/Baa1      Delta Air Lines, Inc., 9.2%, 2014                   3,320,100
  2,000,000  A-/Baa1       Federal Paper Board Co., 10.0%, 2011                2,476,680
  1,000,000  BB+/Ba2       Freeport McMoRan, Inc., 8.75%, 2004                 1,037,500
  3,000,000  BBB-/Baa2     Georgia Pacific Corp., 9.875%, 2021                 3,353,430
  2,000,000  BB-/Ba3       Gulf Canada Resources, Ltd., 9.625%, 2005           2,165,000
  1,000,000  BBB/Baa2      IMC Global, Inc., 9.45%, 2011                       1,200,000
  2,000,000  BBB/Baa2      Joy Technologies, Inc., 10.25%, 2003                2,205,000
  2,000,000  BBB+/Baa2     Kansas City Southern Industries, Inc., 8.8%,
                           2022                                                2,111,240
  2,000,000  BBB/Baa2      M.A. Hanna Co., 9.375%, 2003                        2,202,700
  3,000,000  BBB/Baa3      News America Holdings, Inc., 10.125%, 2012          3,440,430
  2,000,000  A-/A3         Phillips Petroleum Co., 9.18%, 2021                 2,201,880
  2,000,000  BBB/Baa2      Shopko Stores, Inc., 9.25%, 2022                    1,940,000
  3,000,000  BB-/B1        Stone Container Corp., 10.75%, 2002                 3,161,250
  2,500,000  BBB-/Ba1      Tele-Communications, Inc., 9.25%, 2023              2,429,875
  1,000,000  BBB-/Ba1      Tele-Communications, Inc., 8.75%, 2023                937,590
  2,500,000  B+/Ba3        Tenet Healthcare Corp., 10.125%, 2005               2,768,750
  3,000,000  BBB-/Ba1      Time Warner, Inc., 9.15%, 2023                      3,251,970
  1,500,000  B+/B1         Unisys Corp., 15.0%, 1997                           1,567,500
  4,000,000  BBB-/Baa3     USX Corp., 9.375%, 2012                             4,641,560
  2,000,000  BB-/B1        Viacom International, Inc., 10.25%, 2001            2,180,000
  2,000,000  B/NR          Weirton Steel Corp., 11.375%, 2004                  2,030,000
  1,000,000  BB/Ba1        Westinghouse Electric Corp., 8.625%, 2012           1,005,160
                                                                             -----------
                           Total Industrials                                 $67,315,695
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.  7

  Pioneer Interest Shares
------------------------------------------

  SCHEDULE OF INVESTMENTS 12/31/96                                (CONTINUED)

             S&P/Moody's
 Principal   Ratings
 Amount      (unaudited)                                                           Value
                           Utilities - 23.1%
                           Electric Utilities - 14.7%
 $4,000,000  NR/Aaa        Big Rivers Electric Cooperative, 10.7%, 2017      $ 4,330,520
  2,000,000  BBB/Baa2      Commonwealth Edison Co., 9.75%, 2020                2,214,040
  5,000,000  AAA/Aaa       Rural Electric Cooperative (Deseret), 10.11%,
                           2017                                                5,414,350
  2,000,000  A/A2          Virginia Electric Power, 8.75%, 2021                2,144,060
                                                                             -----------
                           Total Electric Utilities                          $14,102,970
                                                                             -----------
                           Gas Utilities - 8.4%
  2,000,000  BB+/Baa3      Coastal Corp., 9.625%, 2012                       $ 2,384,820
  2,000,000  BBB-/Baa2     Colorado Interstate Gas Co., 10.0%, 2005            2,360,340
  3,000,000  BBB/Baa3      NorAm Energy Corp., 10.0%, 2019                     3,341,880
                                                                             -----------
                           Total Gas Utilities                               $ 8,087,040
                                                                             -----------
                           Total Utilities                                   $22,190,010
                                                                             -----------
                           U.S. Government Obligations - 1.1%
  1,000,000                U.S. Treasury Notes, 8.75%, 2000                  $ 1,083,750
                                                                             -----------
                           Total U.S. Government Obligations                 $ 1,083,750
                                                                             -----------
                           Foreign Government and Government Sponsored - 4.6%
  4,000,000  A+/A2         Hydro-Quebec, 9.75%, 2018                         $ 4,470,720
                                                                             -----------
                           Total Foreign Government and Government
                           Sponsored                                         $ 4,470,720
                                                                             -----------
                           TOTAL INVESTMENT IN SECURITIES
                           (Cost $91,558,533)                                $95,060,175
                                                                             -----------
                           TEMPORARY CASH INVESTMENT - 1.1%
                           Commercial Paper - 1.1%
  1,026,000                Household Finance Corp., 6.55%, 01/02/97          $ 1,026,000
                                                                             -----------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $1,026,000)                                 $ 1,026,000
                                                                             -----------
                           TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                           CASH INVESTMENT - 100%
                           (Cost $92,584,533) (a) (b)                        $96,086,175
                                                                             -----------

8  The accompanying notes are an integral part of these financial statements.

  Pioneer Interest Shares

------------------------------------------

 NR   Not rated.
 (a)  At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $92,584,533 was as follows:
      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $3,887,577
      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (385,935)
                                                                     ----------
      Net unrealized gain                                            $3,501,642
                                                                     ----------
 (b) At December 31, 1996, the Fund had a capital loss carryforward of $10,114,083 which will expire between 1997 and 2004 if not utilized.

 Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 were as follows:

                                                      Purchases      Sales
                                                     -----------  -----------
 Long-term U.S. Government                           $ 2,048,906  $ 7,104,672
 Other Long-term Securities                           24,883,209   20,418,353

   The accompanying notes are an integral part of these financial statements.  9

   Pioneer Interest Shares
------------------------------------------

  BALANCE SHEET 12/31/96

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $1,026,000) (cost $92,584,533)                   $ 96,086,175
  Cash                                                                       41
  Interest Receivable                                                 2,479,897
  Other                                                                  21,830
                                                                   ------------
      Total assets                                                 $ 98,587,943
                                                                   ------------

LIABILITIES:
  Due to affiliates                                                $     57,488
  Accrued expenses                                                       30,107
                                                                   ------------
      Total liabilities                                            $     87,595
                                                                   ------------

NET ASSETS:
  Paid-in capital                                                  $105,111,943
  Accumulated undistributed net investment income                       110,710
  Accumulated net realized loss on investments                      (10,223,947)
  Net unrealized gain on investments                                  3,501,642
                                                                   ------------
      Total net assets                                             $ 98,500,348
                                                                   ------------
NET ASSET VALUE PER SHARE:
(50,000,000 shares authorized)
  7,351,678 fund shares outstanding                                $      13.40
                                                                   ------------

10 The accompanying notes are an integral part of these financial statements.

   Pioneer Interest Shares
------------------------------------------

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED 12/31/96

INVESTMENT INCOME:
 Interest                                                          $ 8,769,948
                                                                   -----------
EXPENSES:
 Management fees                                     $   556,830
 Transfer agent fees                                     146,671
 Accounting                                               54,930
 Custodian fees                                           27,830
 Registration fees                                        13,410
 Professional fees                                       102,849
 Printing                                                 19,220
 Fees and expenses of nonaffiliated trustees              15,305
 Miscellaneous                                            33,679
                                                     -----------
    Total expenses                                                 $   970,724
    Less fees paid indirectly                                          (10,189)
                                                                   -----------
    Net expenses                                                   $   960,535
                                                                   -----------
      Net investment income                                        $ 7,809,413
                                                                   -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                  $  (377,499)
 Change in net unrealized gain on investments                       (1,727,525)
                                                                   -----------
    Net loss on investments                                        $(2,105,024)
                                                                   -----------
    Net increase in net assets resulting from
      operations                                                   $ 5,704,389
                                                                   -----------

   The accompanying notes are an integral part of these financial statements. 11

   Pioneer Interest Shares
------------------------------------------

  STATEMENTS OF CHANGES IN NET ASSETS

  FOR THE YEARS ENDED 12/31/96 AND 12/31/95

                                                                                 Year Ended      Year Ended
FROM OPERATIONS:                                                                  12/31/96        12/31/95
Net investment income                                                          $    7,809,413   $   7,853,565
Net realized loss on investments                                                     (377,499)     (2,239,237)
Change in net unrealized gain or loss on investments                               (1,727,525)      9,716,727
                                                                               --------------   -------------
  Net increase in net assets resulting from operations                         $    5,704,389   $  15,331,055
                                                                               --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 ($1.05 and $1.08 per share, respectively)                                     $   (7,698,703)  $  (7,856,132)
Tax return of capital
 ($0.00 and $0.00 per share, respectively)                                                 --         (35,747)
                                                                               --------------   -------------
  Total distributions to shareholders                                          $   (7,698,703)  $  (7,891,879)
                                                                               --------------   -------------
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions                                                  $      505,266   $     297,731
                                                                               --------------   -------------
  Net increase (decrease) in net assets                                        $   (1,489,048)  $   7,736,907
                                                                               --------------   -------------
NET ASSETS:
Beginning of year                                                              $   99,989,396   $  92,252,489
                                                                               --------------   -------------
End of year (including accumulated undistributed net investment income of
 $110,710 and $0, respectively)                                                $   98,500,348   $  99,989,396
                                                                               --------------   -------------


                                                  '96 Shares    '96 Amount       '95 Shares      '95 Amount
Reinvestment of distributions                        38,505   $     505,266            22,993        $297,731
                                                  ----------  --------------   --------------   -------------
  Net increase                                       38,505   $     505,266            22,993        $297,731
                                                  ----------  --------------   --------------   -------------

12 The accompanying notes are an integral part of these financial statements.

          Pioneer Interest Shares
------------------------------------------------------------------------

        FINANCIAL HIGHLIGHTS 12/31/96

                                  Year Ended      Year Ended     Year Ended      Year Ended       Year Ended
                                   12/31/96        12/31/95       12/31/94       12/31/93(a)       12/31/92
Net asset value, beginning of
 year                           $     13.67      $     12.65   $    14.29      $     14.09      $    14.15
                                ---------------  ------------  --------------  ---------------  --------------
Increase (decrease) from
 investment operations:
  Net investment income         $      1.07      $      1.07   $     1.12      $      1.11      $     1.15
  Net realized and unrealized
    gain (loss) on investments        (0.29)            1.03        (1.63)            0.22           (0.06)
                                ---------------  ------------  --------------  ---------------  --------------
  Net increase (decrease) from
    investment operations       $      0.78      $      2.10   $    (0.51)     $      1.33      $     1.09
Distributions to shareholders:
  Net investment income               (1.05)           (1.08)       (1.13)           (1.11)          (1.15)
  In excess of net investment
    income                            --               --           --               (0.02)          --
                                ---------------  ------------  --------------  ---------------  --------------
Net increase (decrease) in net
 asset value                    $     (0.27)     $      1.02   $    (1.64)     $      0.20      $    (0.06)
                                ---------------  ------------  --------------  ---------------  --------------
Net asset value, end of year    $     13.40      $     13.67   $    12.65      $     14.29      $    14.09
                                ---------------  ------------  --------------  ---------------  --------------
Market Value, end of year       $     12.875     $   13.500    $    11.750     $     13.875     $    14.750
Total return*                           3.27%         24.77%         (7.54%)           1.57%          12.24%
Ratio of net expenses to
 average net assets                     0.99%+         0.98%+         1.03%            0.82%           0.82%
Ratio of net investment income
 to average net assets                  7.94%+         8.04%+         8.46%            7.60%           8.20%
Portfolio turnover rate                   28%            49%            65%              61%             44%
Net assets, end of year (in
 thousands)                     $     98,500     $   99,989    $    92,252     $     103,570    $   100,596
Ratios assuming reduction for
 fees paid indirectly:
  Net expenses                          0.98%          0.97%          --               --              --
  Net investment income                 7.95%          8.05%          --               --              --

 (a) Prior to the assumption of the management fee agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.
 * Assumes initial investment at market value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at market value at the end of each period.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

   Pioneer Interest Shares
------------------------------------------

  NOTES TO FINANCIAL STATEMENTS 12/31/96

  1. Organization and Significant Accounting Policies

  Pioneer Interest Shares (the Fund), originally a Nebraska corporation, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Effective August 1, 1996, the Fund was reorganized as a Delaware business trust. The reorganization has no effect on the Fund's operations. The investment objective of the Fund is to provide interest income by investing in high quality debt obligations.

  The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

  A. Security Valuation

    Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount is accreted daily on a straight-line basis. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Pioneer Interest Shares

------------------------------------------

  B. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/ tax differences that may exist.

  C. Dividend and Distribution Reinvestment Plan

    All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange (Exchange) on the Dividend Valuation Date, is computed as follows: (a) If the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the Dividend Valuation Date.

  Pioneer Interest Shares
------------------------------------------

  NOTES TO FINANCIAL STATEMENTS 12/31/96                          (CONTINUED)

  2. Management Agreement

  Pioneering Management Corportation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

  In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1996, $53,869 was payable to PMC related to management fees and certain other services.

  3. Transfer Agent

  Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with Chemical Mellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $3,619 in transfer agent fees payable to PSC at December 31, 1996.

  4. Expense Reductions

  The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $10,189 under such arrangements.

   Pioneer Interest Shares
------------------------------------------

  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

  To The Shareholders and the Board of Trustees of
  Pioneer Interest Shares:

  We have audited the accompanying balance sheet of Pioneer Interest Shares, including the schedule of investments, as of December 31, 1996, and the related statement of operations, and the statements of changes in net assets for the periods presented and financial highlights for each of the three years ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of December 31, 1996, the results of its operations, and the changes in its net assets for the periods presented and financial highlights for each of the three years ended December 31, 1996, in conformity with generally accepted accounting principles.

  ARTHUR ANDERSEN LLP
  Boston, Massachusetts
  February 3, 1997

   Pioneer Interest Shares
------------------------------------------

  TAX TREATMENT OF DISTRIBUTIONS

  MADE DURING THE YEAR ENDED 12/31/96

  During the year ended December 31, 1996, Pioneer Interest Shares paid the following distributions per share:

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              Net
   Record      Payment        Investment
     Date      Date           Income

3/14/96        3/29/96        $ 0.270
6/13/96        6/28/96          0.270
9/19/96        9/30/96          0.270
12/19/96       12/31/96         0.240
                              -------
Total                         $ 1.050
                              =======

  For purposes of the dividend exclusion, none of the distributions per share qualify for the exclusion.

   Pioneer Interest Shares
------------------------------------------

  TRUSTEES' FEES AND SHARE OWNERSHIP 12/31/96

Trustees' Fees, Principal Shareholders, and Share
Ownership of Trustees and Officers (unaudited)

The aggregate direct remuneration paid by the Fund to trustees and officers during the year ended December 31, 1996 was $12,908, plus expenses incurred in attending trustees meetings of $3,469. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1996), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund.

  Pioneer Interest Shares
------------------------------------------

  RESULTS OF SHAREOWNER MEETING

  On June 20, 1996, Pioneer Interest Shares, Inc. held a special meeting of shareowners. (Voting on Proposal 2 was adjourned to July 9, 1996.) All proposals were passed by shareowner vote. Following are the detailed results of the vote for each Proposal presented.

  Proposal 1 -- Reelect eight Directors to serve on the Board of Directors.

Directors                     Affirmative    Withheld
John F. Cogan, Jr.               6,218,194     165,870
Richard H. Egdahl, M.D.          6,154,341     229,723
Margaret B.W. Graham             6,165,322     218,742
John W. Kendrick                 6,196,927     187,137
Marguerite A. Piret              6,212,425     171,639
David D. Tripple                 6,213,378     170,686
Stephen K. West                  6,213,542     170,522
John Winthrop                    6,211,112     172,952

  Proposal 2 -- Approve an agreement and Plan of Reorganization to reorganize the Fund as a Delaware business trust.

Affirmative                    Against     Abstain
4,950,572                        307,637     236,831

  Proposal 3 -- Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996.

Affirmative                    Against    Abstain
6,226,608                        59,247     98,209

   Pioneer Interest Shares
------------------------------------------

  TRUSTEES, OFFICERS AND SERVICE PROVIDERS

 Trustees                            Officers
 John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and
 Richard H. Egdahl, M.D.             President
 Margaret B.W. Graham                David D. Tripple, Executive Vice President
 John W. Kendrick                    Sherman B. Russ, Vice President
 Marguerite A. Piret                 William H. Keough, Treasurer
 David D. Tripple                    Joseph P. Barri, Secretary
 Stephen K. West
 John Winthrop

  Investment Adviser
  Pioneering Management Corporation

  Custodian
  Brown Brothers Harriman & Co.

  Independent Public Accountants
  Arthur Andersen LLP

  Principal Underwriter
  Pioneer Funds Distributor, Inc.

  Legal Counsel
  Hale and Dorr LLP

  Transfer Agent
  Pioneering Services Corporation

  Shareholder Services and Sub-Transfer Agent
  ChaseMellon Shareholder Services

------------------------------------------

  HOW TO CONTACT CHASEMELLON

  We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

You can call ChaseMellon Shareholder Services for:

Account information                             1-800-288-9541

Telecommunications Device for the
Deaf (TDD)                                      1-800-231-5469

Or write to ChaseMellon Shareholder Services:

For:                                   At:

General inquiries, lost dividend       P.O. Box 590
checks, change of address, account     Ridgefield Park, NJ
consolidation                          07660

Lost stock certificates                P.O. Box 467
                                       Washington Bridge
                                       Station
                                       New York, NY 10033

Stock transfer                         P.O. Box 469
                                       Washington Bridge
                                       Station
                                       New York, NY 10033

Dividend reinvestment plan (DRIP)      P.O. Box 750
                                       Pittsburgh, PA 15230

       Pioneer Interest Shares         0297-3939
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